Exhibit 10.18 TIME-SHARING AGREEMENT This Time-Sharing Agreement (the “Agreement”) is made and entered into as of March 4, 2019 (the “Effective Date”), by and between APX Group, Inc., a Delaware corporation (“Lessor”) and _____________, an individual (“Lessee”), and is made and entered into with reference to the following facts and objectives: RECITALS A. WHEREAS, Lessor operates that certain aircraft identified as a Bombardier Inc. model BD-1-1A10 (Challenger 300) aircraft, Serial Number 20365, U.S. Registration Number N313V (collectively, the “Aircraft”) under Part 91 of the Federal Aviation Regulations (“FAR”); and B. WHEREAS, Lessor has heretofore engaged a fully qualified flight crew to operate the Aircraft; and C. WHEREAS, Lessee desires to make the Aircraft available to Lessee, and Lessee desires to utilize the Aircraft, on a time-sharing basis, as defined in Sections 91.501(b)(6), (c)(1) and (d) of the FAR. NOW, THEREFORE, for and in consideration of the mutual promises, covenants and conditions herein set forth, Lessor and Lessee agree as follows: 1. Lease of Aircraft; Term of Lease. Lessor agrees to provide the Aircraft to and operate the Aircraft for Lessee on a non-exclusive basis, pursuant to the provisions of FAR 91.501(c)(1), and to provide a fully qualified flight crew for all operations for the period commencing on the Effective Date of this Agreement and terminating on the date that is three (3) calendar years from the Effective Date (the “Term”); provided, however, that either party may terminate this Agreement upon thirty (30) days written notice to the other party of its election to terminate the Agreement. 2. Lessee’s Payment Obligations. Lessee shall pay Lessor for each flight conducted under this Agreement the aggregate incremental cost of each specific flight, provided, however, such cost shall in no event exceed the sum of the following expenses authorized by FAR Part 91.501(d); A. Fuel, oil, lubricants, and other additives; B. Travel expenses of the crew, including food, lodging and ground transportation; C. Hangar and tie down costs away from the Aircraft’s base of operation; D. Insurance obtained for the specific flight; E. Landing fees, airport taxes and similar assessments including, but not limited to IRC Section 4261 and related excise taxes; F. Customs, foreign permit, and similar fees directly related to the flight; G. In-flight food and beverages; H. Passenger ground transportation; {00052851 5 } 1

I. Flight planning and weather contract services; and J. An additional charge equal to 100% of the expenses listed in subparagraph (A) of this paragraph. 3. Invoicing for Flights. Within ten (10) days of completion of each flight, Lessor will provide Lessee with a statement of expenses set forth in Paragraph 2 above, related to the operation of the Aircraft for each specific flight. Lessor shall also provide Lessee with a monthly statement within ten (10) days after the end of each month, which shall contain the expenses set forth in Paragraph 2 above for Lessee’s flights occurring during the prior month. Within ten (10) days after the end of each quarter, Lessor shall provide Lessee with an invoice for the amount due from Lessee for any unpaid expenses set forth in Paragraph 2 above incurred during the quarter. Lessee shall pay Lessor for the unpaid balance of said expenses within 10 days of receipt of the quarterly invoice therefor. 4. Request for Flights by Lessee. Lessee will provide Lessor with requests for flight time and proposed flight schedules as far in advance of any given flight as possible. Requests for flight time shall be in a form, whether written or oral, mutually convenient to, and agreed upon by the parties, and shall contain such information as shall be reasonably requested by Lessor. 5. Scheduling Flights. Lessor shall have final authority over the scheduling of the Aircraft. Lessor shall be responsible for the physical and technical operation of the aircraft and the safe performance of all flights and shall retain full authority and control, including exclusive operational control, and possession of the Aircraft at all times during the Term of this Agreement. 6. Additions and Alterations. Lessee shall not in any way alter or modify, or cause to be made alterations or modifications to the Aircraft or any of its component parts, including without limitation its engines, APU or avionics. 7. Maintenance of Aircraft. Lessor shall be solely responsible for performing or arranging for the performance of all scheduled and unscheduled maintenance or preventive maintenance and shall cause to be performed all required or necessary inspections on the Aircraft, and shall take all such requirements into account in scheduling the Aircraft. No period of maintenance, preventative maintenance or inspection shall be delayed or postponed for the purpose of scheduling the Aircraft, unless said maintenance or inspection can be safely conducted at a later time in compliance with all applicable laws and regulations, and within the sound discretion of the pilot in command. The pilot in command shall have final and complete authority to cancel any flight for any reason or condition, which in his or her judgment would compromise the safety of the flight. 8. Flight Crew. Lessor shall engage a qualified flight crew for each flight undertaken under this Agreement. 9. Safety of Flights. In accordance with applicable FAR, the qualified flight crew provided by Lessor will exercise all of its duties and responsibilities in regard to the safety of each flight conducted hereunder. Lessee specifically agrees that the flight crew, in its sole discretion, may terminate any flight, refuse to commence any flight, or take other action, which in the considered judgment of the pilot in command is necessitated by considerations of safety. No such action of the pilot in command shall create or support any liability for loss, injury, damage or delay to Lessee or any other person. The parties further agree that Lessor shall not be liable for delay or failure to furnish the Aircraft and crew pursuant to this Agreement for any reason whatsoever, including, without limitation, when {00052851 5 } 2 such failure is caused by government regulation or authority, mechanical difficulty, maintenance related issues, war, civil commotion, strikes or labor disputes, weather conditions, or acts of God. In such event, Lessee shall be invoiced for any legs completed for Lessee, and Lessor shall not be obligated to provide any replacement transportation for any legs not completed for Lessee. 10. No Lessor Warranties or Representations. LESSEE HEREBY ACKNOWLEDGES AND AGREES THAT, EXCEPT AS SET FORTH IN THIS AGREEMENT, THE LESSOR HAS NOT MADE ANY WARRANTY OR REPRESENTATION TO LESSEE, EITHER EXPRESS OR IMPLIED, AS TO THE DESIGN, COMPLIANCE WITH SPECIFICATIONS, OPERATION, OR CONDITION OF, OR AS TO THE QUALITY OF THE MATERIAL, OR WORKMANSHIP IN THE AIRCRAFT, OR ANY COMPONENT THEREOF, DELIVERED TO THE LESSEE, AND EXCEPT AS SET FORTH IN THIS AGREEMENT, THE LESSOR DOES NOT MAKE ANY WARRANTY OF MERCHANTABILITY OR FITNESS OF THE AIRCRAFT, OR ANY COMPONENT THEREOF, FOR ANY PARTICULAR PURPOSE, OR AS TO TITLE TO THE AIRCRAFT OR ANY COMPONENT THEREOF, OR ANY OTHER REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE AIRCRAFT OR ANY COMPONENT THEREOF. 11. Insurance. Lessor shall be responsible for all costs to maintain in effect throughout the Term insurance policies containing such provisions and providing such coverages as Lessor deems reasonably appropriate in its sole and complete discretion. All insurance policies shall (i) name Lessee as an additional insured, (ii) not be subject to any offset by any other insurance carried by Lessor or Lessee, (iii) contain a waiver by the insurer of any subrogation rights against Lessor or Lessee and (iv) insure the interest of Lessee regardless of any breach or violation by the Lessor or by any other person (other than is solely attributable to the gross negligence or willful misconduct of Lessee) or any warranty, declaration or condition contained in such policies. 12. Representations of Lessee. Lessee warrants that during the term of this Agreement: A. It shall use the Aircraft for and on account of its own business or non- business use only, and will not use the Aircraft for the purpose of providing transportation of passengers or cargo in air commerce for compensation or hire; B. It shall refrain from incurring any mechanics or other lien in connection with inspection, preventative maintenance, maintenance or storage of the Aircraft, whether permissible or impermissible under this Agreement, nor shall there be any attempt by Lessee to convey, mortgage, assign, lease or any way alienate the Aircraft or create any kind of lien or security interest involving the Aircraft or do anything or take any action that might mature into such a lien; C. It shall abide by and conform to all such laws, governmental and airport orders, rules and regulations, as shall from time to time be in effect relating in any way to the operation and use of the Aircraft by a time-sharing Lessee; D. It shall not violate, and shall not permit any of his employees, agents, or guests to violate, any applicable law, regulation or rule of the United States, and state, territory of local authority, or any foreign government or subdivision thereof, and shall not bring or cause to be brought or carried on board the Aircraft, or permit any employee, agent or guest to bring or cause to be brought or carried on board the Aircraft, any contraband or {00052851 5 } 3 unlawful articles or substance in any jurisdiction into or over which the Aircraft is to operate on its behalf. E. It shall, and it shall cause its employees, agents and guests to, comply with all lawful instructions and procedures of Lessor and its agents and employees regarding the Aircraft, its operation or flight safety; and F. Any proposed flight shall not require the flight crew to exceed any flight or duty time limitations that Lessor imposes on its flight crews. 13. Aircraft Base. For purposes of this Agreement, the permanent base of operation of the Aircraft shall be PVU in Provo, Utah, or such other location as shall be determined by Lessor. 14. No Assignment. Neither this Agreement nor any party’s interest herein shall be assignable to any other party whatsoever. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their heirs, representatives and successors. 15. General Provisions. A. Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the construction of interpretation of this Agreement. B. Partial Invalidity. If any provision of this Agreement, or the application thereof to any person, place or circumstance, shall be held by a court of competent jurisdiction to be illegal, invalid, unenforceable or void, then such provision shall be enforced to the extent that it is not illegal, invalid, unenforceable or void, and the remainder of this Lease, as well as such provision as applied to other persons, shall remain in full force and effect. C. Waiver. With regard to any power, remedy or right provided in this Agreement or otherwise available to any party, (i) no waiver or extension of time shall be effective unless expressly contained in a writing signed by the waiving party, (ii) no alteration, modification or impairment shall be implied by reason of any previous waiver, extension of time, delay or omission in exercise or other indulgence and (iii) waiver by any party of the time for performance of any act or condition hereunder does not constitute waiver of the act or condition itself. D. Notices. Any notice or other communication required or permitted under this Lease shall be in writing, and shall be deemed duly given upon actual receipt, if delivered personally; or one (1) day following deposit with Federal Express or another next day delivery provider for next day delivery, if deposited with postage prepaid, and addressed to such address as may be specified in writing by the relevant party from time to time, and which shall initially be as follows: {00052851 5 } 4

To Lessor at: APX Group, Inc. 4931 North 300 West Provo, Utah 84604 Attn: Shawn Lindquist, Chief Legal Officer Dale R. Gerard, SVP, Finance & Treasurer To Lessee at: _________________ 4931 North 300 West Provo, Utah 84604 E. Utah Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Utah, regardless of the choice of laws provisions of Utah or any other jurisdiction. F. Entire Agreement. This Agreement (including any exhibits) constitutes the entire agreement between the parties pertaining to the subject matter contained in this Agreement and supersedes any prior or contemporaneous agreements, representations and understandings, whether written or oral, of or between the parties with respect to the subject matter of this Agreement. There are no representations, warranties, covenants, promises or undertakings, other than those expressly set forth or referred to herein. G. Amendment. This Agreement may be amended only by a written agreement signed by all of the parties. H. Binding Effect; Assignment. This Agreement shall be binding on, and shall inure to the benefit of, the parties to it and their respective successors and assigns; provided, however, that Lessee may not assign any of its rights under this Agreement and any such purported assignment shall be null, void and of no effect. I. Attorneys’ Fees. Should any action (including any proceedings in a bankruptcy court) be commenced between any of the parties to this Agreement or their representatives concerning any provision of this Agreement or the rights of any person or entity thereunder, solely as between the parties or their successors, the party or parties prevailing in such action as determined by the court shall be entitled to recover from the other party all of its costs and expenses incurred in connection with such action (including without limitation fees, disbursements and expenses of attorneys and costs of investigation). J. Remedies Not Exclusive. No remedy conferred by any of the specific provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity by statute or otherwise. The election of any one or more remedies shall not constitute a waiver of the right to pursue other remedies. K. No Third Party Rights. Nothing in this Agreement whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any third person or entity, and the parties to this Agreement and their respective successors and assigns, nor is anything in this Agreement intended to relieve or discharge the obligation {00052851 5 } 5 or liability of any third persons or entities to any party to this Agreement, nor shall any provision give any third person or entity any right of subrogation or action over or against any party to this Agreement. L. Counterparts. This Agreement may be executed in one or more counterparts, each of which independently shall be deemed to be an original and all of which together shall constitute one instrument. The parties may exchange executed copies transmitted by telecopier, provided the executed originals are forwarded in accordance with Paragraph 15D hereof. M. Expenses. Each party shall bear all of its own expenses in connection with the negotiation, execution and delivery of this Agreement. N. Broker/Finder Fees. Each party represents that it has dealt with no broker or finder in connection with the transaction contemplated by this Agreement and that no broker or other person is entitled to any commission or finder’s fee in connection therewith. Lessor and Lessee each agree to indemnify and hold harmless one anther against any loss, liability, damage, cost, claim or expense incurred by reason of any brokerage commission or finder’s fee alleged to be payable because of any act, omission or statement of the indemnifying party. O. Relationship of the Parties. Nothing contained in this Agreement shall in any way create any association, partnership, joint venture, or principal and agent relationship between the parties hereto or be construed to evidence the intention of the parties to constitute such. P. Survival. All representations, warranties, covenants and agreements contained in this Agreement, or in any instrument, certificate, exhibit, schedule, or other writing provided for in it, shall survive the expiration or termination of this Agreement. [THIS SPACE INTENTIONALLY LEFT BLANK] {00052851 5 } 6

16. TRUTH IN LEASING STATEMENT PURSUANT TO 14 CFR PART 91.23 THE AIRCRAFT, A BOMBARDIER INC. MODEL BD-1-A10 (CHALLENGER 300), MANUFACTURER’S SERIAL NO. 20365, CURRENTLY REGISTERED WITH THE FEDERAL AVIATION ADMINISTRATION AS N313V, HAS BEEN MAINTAINED AND INSPECTED UNDER FAR PART 91 DURING THE 12 MONTH PERIOD PRECEDING THE DATE OF THIS AGREEMENT. APX GROUP, INC. (THE “COMPANY”), CERTIFIES THAT THE AIRCRAFT IS IN COMPLIANCE WITH ALL APPLICABLE MAINTENANCE AND INSPECTION REQUIREMENTS FOR OPERATIONS TO BE CONDUCTED UNDER THIS AGREEMENT. THE AIRCRAFT WILL BE MAINTAINED AND INSPECTED UNDER FAR PART 91.409(a)(3) FOR OPERATIONS TO BE CONDUCTED UNDER THIS AGREEMENT. THE COMPANY CERTIFIES AND ACKNOWLEDGES THAT WHENEVER THE AIRCRAFT IS OPERATED UNDER THIS AGREEMENT, THE COMPANY SHALL BE KNOWN AS, CONSIDERED AND SHALL IN FACT BE RESPONSIBLE FOR OPERATIONAL CONTROL OF THE AIRCRAFT IDENTIFIED AND TO BE OPERATED UNDER THIS AGREEMENT. EACH PARTY CERTIFIES THAT IT UNDERSTANDS ITS RESPECTIVE RESPONSIBILITIES, IF ANY, FOR COMPLIANCE WITH APPLICABLE FEDERAL AVIATION REGULATIONS. EACH PARTY UNDERSTANDS THAT AN EXPLANATION OF FACTORS BEARING ON OPERATIONAL CONTROL AND PERTINENT FEDERAL AVIATION REGULATIONS CAN BE OBTAINED FROM THE NEAREST FAA FLIGHT STANDARDS DISTRICT OFFICE. I, THE UNDERSIGNED, DALE R. GERARD, AS VP, FINANCE AND TREASURER OF THE COMPANY, CERTIFY THAT THE COMPANY IS RESPONSIBLE FOR OPERATIONAL CONTROL OF THE AIRCRAFT FOR OPERATIONS TO BE CONDUCTED UNDER THIS AGREEMENT AND THAT THE COMPANY UNDERSTANDS ITS RESPONSIBILITIES FOR COMPLIANCE WITH APPLICABLE FEDERAL AVIATION REGULATIONS. THE ADDRESS OF THE COMPANY IS 4931 NORTH 300 WEST, PROVO, UTAH 84601. {00052851 5 } 7

IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first set forth above. LESSOR: LESSEE: APX Group, Inc., a Delaware corporation, By:_________________________ _________________________ Name: Dale R. Gerard _________________________ Title: SVP, Finance & Treasurer {00052851 5 } 8